                               POWER OF ATTORNEY

      Know all by these presents that the undersigned hereby constitutes and appoints each of David T. Shapiro and Kelsey Antoine, or either of them acting singly, and with full power of substitution and re-substitution, the undersigned's true and lawful attorney-in-fact to:

      (1) prepare, execute for and on behalf of the undersigned, in the undersigned's capacity as an executive officer of Vail Resorts, Inc. (the
"Company") and submit to the United States Securities and Exchange Commission
("SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required or considered by the attorney-in-fact to be advisable under Section 13 or Section 16 of the
Securities Exchange Act of 1934, as amended (the "Exchange Act") or any rule or regulation of the SEC;

      (2) prepare, execute for and on behalf of the undersigned, in the undersigned's capacity as an executive officer of the Company Forms 3, 4 and 5
(or any analogous form), including amendments, in accordance with Section 16(a)
of the Exchange Act;

      (3) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms 3, 4 and 5 (or any analogous form) and timely file such form with the SEC and any stock exchange or similar authority; and

      (4) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

      The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, (i) any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act or (ii) any liability of the undersigned for any failure to comply with such requirements, including any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act.

      This Power of Attorney supersedes any power of attorney previously executed by the undersigned regarding the purposes outlined in the first paragraph hereof, and the authority of any attorney-in-fact named in any such prior power of attorney is hereby revoked.

      The powers granted pursuant to this Power of Attorney shall remain in full force and effect with respect to each attorney-in-fact until the earliest to occur of (a) the undersigned being no longer required to file Forms 3, 4 and 5
(or any analogous form) with respect to the undersigned's holdings of and transactions in securities of the Company, (b) revocation in writing by the undersigned delivered to the foregoing attorneys-in-fact and (c) such attorney-
in-fact ceasing to provide legal representation to the Company.

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of December, 2022.

                                          By: /s/ Angela Korch

                                          Name: Angela Korch